                                                                   EXHIBIT 10.13

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into this 9th day of April, 1992, by and between Willbros Acquisition Corp., a Republic of Panama corporation (the "Company"); and Heerema Holding Construction, Inc., Yorktown Energy Partners, L.P. ("Yorktown"), Concord Partners II, L.P. ("Concord"), Concord Partners Japan Limited ("Concord Japan"), and the individuals and trusts whose names are set forth on the signature page(s) hereof (collectively, the "Stockholders").

     Background.  The Company has entered into a Preferred Stock Purchase
     ----------
Agreement of even date herewith (as amended, the "Stock Purchase Agreement"), with the Stockholders pursuant to which the Company will issue to the Stockholders an aggregate of 350,000 shares of Convertible Preferred Stock, liquidation value U.S.$100 per share, of the Company (the "Preferred Stock"), in the amounts set forth on Schedule A hereto, in order to finance, in part, the Company's acquisition of all of the issued and outstanding capital stock of Willbros Group, Inc., a Republic of Panama corporation (the "Acquisition"). The Company has entered into a Note and Warrant Purchase Agreement of even date herewith, with certain of the Stockholders pursuant to which the Company will issue to such Stockholders an aggregate of U.S.$10,000,000 in principal amount of subordinated notes of the Company and warrants to purchase an aggregate of 12,000 shares of the Preferred Stock (the "Warrants"), in the amounts set forth on Schedule A hereto, in order to finance, in part, the Acquisition. An aggregate of 12,000 authorized but unissued shares of Preferred Stock are or will be reserved for issuance upon exercise of the Warrants ("Warrant Shares"). An aggregate of 350,000 authorized but unissued shares of Common Stock, par value U.S.$1.00 per share, of the Company ("Common Stock") are or will be reserved for issuance upon conversion of the Preferred Stock to be issued to the Stockholders under the Stock Purchase Agreement, and an aggregate of 12,000 authorized but unissued shares of Common Stock are or will be reserved for issuance upon conversion of the Preferred Stock to be issued upon conversion of the Warrant Shares. The Company has heretofore issued or will issue 50,000 shares of Common Stock to certain of the Stockholders, in the amounts set forth on Schedule A hereto.

     In consideration of the background transactions and the mutual covenants and agreements herein set forth, the parties to this Agreement hereby agree, effective at the Effective Date (as defined below), subject to the terms and conditions hereinafter set forth, as follows:


     1.   Definitions.  As used herein, unless the context otherwise requires,
          -----------
the following terms have the following respective meanings:

     Acquisition:  As defined in the paragraph of this Agreement entitled
     -----------
"Background."

     Agreement:  As defined in the introductory paragraph of this Agreement.
     ---------

     Commission:  The U.S. Securities and Exchange Commission or any other
     ----------
governmental authority at the time administering the Securities Act or the Exchange Act.
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     Common Stock:  As defined in the paragraph of this Agreement entitled
     ------------
"Background."

     Company:  As defined in the introductory paragraph of this Agreement.
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     Concord:  As defined in the introductory paragraph of this Agreement.
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     Concord Japan:  As defined in the introductory paragraph of this Agreement.
     -------------

     Effective Date:  The date on which Preferred Stock is issued to the
     --------------
Stockholders in connection with the financing of the Acquisition.

     Exchange Act:  The U.S. Securities Exchange Act of 1934, as amended, or any
     ------------
similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar or successor federal statute.

     Initial Public Offering:  As defined in Section 2.1(j) of this Agreement.
     -----------------------

     Person:  A corporation, an association, a partnership, an individual, a
     ------
joint venture, a trust or estate, an unincorporated organization, or a government or any department or agency thereof.

     Preferred Stock:  As defined in the paragraph of this Agreement entitled
     ---------------
"Background."

     Registrable Securities:  (a) Any shares of Common Stock issued or issuable
     ----------------------
upon conversion of any shares of Preferred Stock issued to the Stockholders pursuant to the Stock Purchase Agreement or upon conversion of the Warrant Shares, (b) any shares of Common Stock issued and outstanding on the Effective Date, and (c) any securities issued or issuable with respect to any Common Stock referred to in the foregoing clauses by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (w) a registration statement with respect to the sale of such securities in the United States shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (x) they shall have been transferred pursuant to Rule 144 or Rule 144A (or any successor provision) under the Securities Act,
(y) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification under the Securities Act or any similar state law then in force, or (z) they shall have ceased to be outstanding. While the shares of Preferred Stock and the Warrants outstanding from time to time are not Registrable Securities for the purpose of registration, holders of shares of Preferred Stock and Warrants shall, for purposes of giving of notices or the calculation of percentages of Registrable Securities, be treated as the holders of the Registrable Securities issuable upon conversion of their shares of Preferred Stock or upon exercise of their

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Warrants and conversion of their Warrant Shares.  In addition, for purposes of calculation of percentages of Registrable Securities, all shares of Preferred Stock shall be treated as the same number of shares of Common Stock into which they are then convertible and all Warrants shall be treated as the same number of shares of Common Stock into which their Warrant Shares are then convertible.

     Registration Expenses:  All expenses incident to the Company's performance
     ---------------------
of or compliance with Section 2 of this Agreement, including, without limitation, all registration, filing and listing or NASDAQ fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including without limitation the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance, if any, against liabilities arising out of the public offering of the Registrable Securities being registered, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts
                                          --- ---------
and commissions, transfer taxes, if any, and the fees and disbursements of any counsel and accountants retained by the holder or holders of the Registrable Securities being registered.

     Securities Act:  The U.S. Securities Act of 1933, as amended, or any
     --------------
similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar or successor federal statute.

     Stock Purchase Agreement:  As defined in the paragraph of this Agreement
     ------------------------
entitled "Background."

     Stockholders:  As defined in the introductory paragraph of this Agreement.
     ------------

     Warrants:  As defined in the paragraph of this Agreement entitled
     --------
"Background."

     Warrant Shares:  As defined in the paragraph of this Agreement entitled
     --------------
"Background."

     Yorktown:  As defined in the introductory paragraph of this Agreement.
     --------

     2.   Registration under Securities Act
          ---------------------------------

     2.1  Registration on Request.  (a)  Request.  Upon the written request of
          -----------------------        -------
the holder or holders of ten percent (10%) or more of the Registrable Securities that the Company effect the registration under the Securities Act in connection with a sale of such shares in the United States of all or part of such holders' Registrable Securities (provided that the Registrable Securities to be registered represent not less than five percent (5%) of all Registrable Securities) and specifying the intended method of disposition thereof (including whether or not such disposition is intended to be effected as an underwritten offering), the Company will promptly give written notice of such requested registration to all other holders of Registrable Securities and thereupon the Company will use its best efforts to effect the registration under the Securities Act of:

               (i) the Registrable Securities which the Company has been so requested to register by the holder or holders submitting the request, and

              (ii) all other Registrable Securities which the Company has been requested to register by the holder or holders thereof by written request given to the Company within fifteen (15) days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

          (b)  Registration of Other Securities.  Whenever the Company shall
               --------------------------------
effect a registration pursuant to this Section 2.1 in connection with an underwritten offering by one or more holders of Registrable Securities, no securities other than Registrable Securities shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised each holder of Registrable Securities to be covered by such registration that the inclusion of such other securities would not adversely affect such offering and (ii) the requirements of paragraph (g) of this Section 2.1 are satisfied.

          (c)  Registration Statement Form. Registrations under this Section 2.1
               ---------------------------
shall be on such appropriate registration form of the Commission (i) for which the Company qualifies, and which the Company's counsel (after consultation with counsel or counsels for the holders of the Registrable Securities) deems appropriate, and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the request for such registration. The Company agrees to include in any such registration statement all information as to the holders of the Registrable Securities to be registered which the holders of the Registrable Securities being registered shall reasonably request or which shall be required by applicable law.

          (d)  Expenses.  Except as provided in paragraph (h) of this Section
               --------
2.1, the Company will pay all Registration Expenses incurred in connection with any registration requested pursuant to this Section 2.1 which the Company is obligated to effect, whether or not such registration is effected.

          (e)  Effected Registration Statement.  A registration requested
               -------------------------------
pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if the registration statement is withdrawn prior to its effectiveness pursuant to the request of all of the holders of Registrable Securities who have requested the inclusion in such registration statement of some or all of their Registrable Securities and one or more of the holders of Registrable Securities have elected to pay (and shall actually have paid) the Registration Expenses relating thereto in accordance with paragraph (h) of this Section 2.1, (iii) if, after the registration statement has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, unless such stop order, injunction or other order or requirement results from any action or inaction of a holder or holders of Registrable Securities, or (iv) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived and, if the conditions are not satisfied due to a failure by a holder of Registrable Securities to satisfy a condition required to be satisfied by such holder pursuant to the purchase agreement or underwriting agreement, one or more of the holders of Registrable Securities have elected to pay (and shall actually have paid) the Registration Expenses relating thereto in accordance with paragraph (h) of this Section 2.1.

          (f)  Selection of Underwriters.  If a requested registration pursuant
               -------------------------
to this Section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be, at the discretion of the Company, either Dillon, Read & Co. Inc. or another underwriter of national reputation, subject to the approval of the holders of a majority of the Registrable Securities to be so registered.

          (g)  Priority in Requested Registrations.  If a requested registration
               -----------------------------------
pursuant to this Section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of Registrable Securities and other securities of the Company held by any other party requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering within a price range acceptable to the holders of a majority (by number of shares) of the Registrable Securities requested to be included in such registration, the Company will include in such registration all Registrable Securities requested to be included in such registration (unless the provisions of the following sentence apply) and will include in such registration other securities of the Company (including any securities proposed to be issued and sold by the Company) held by any other party only to the extent that the number of shares which the Company is advised can be so sold in (or during the time of) such offering exceeds the number of Registrable Securities to be included in such registration. If a requested registration pursuant to this Section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering within a price range acceptable to the holders of a majority (by number of shares) of the Registrable Securities requested to be included in such registration, the Company will include in such registration only Registrable Securities requested to be included in such registration. In such event, such Registrable Securities will be included in such registration only to the extent of the number of shares which the Company is advised can be so sold in (or during the time of) such offering; the Registrable Securities to be included in such registration shall be taken up pro rata from the holders of Registrable Securities requesting such registration on the basis of the percentage of Registrable Securities requested to be included in such registration; it being understood that all shares proposed to be sold by the Company shall be deleted from such registration prior to effecting any reduction of Registrable Securities by the holders thereof under this paragraph (g).

          (h)  Limitation on Registrations. The Company's obligations under this
               ---------------------------
Section 2.1 shall be limited to effecting four (4) registrations within the meaning of paragraph (e) of this Section 2.1 other than an Initial Public Offering; provided, however, that (i) if all of the holders who have requested the inclusion of Registrable Securities held by them in a registration requested under this Section 2.1 withdraw such request prior to the time the registration statement has become effective and any or all of such persons pay all Registration Expenses relating thereto, such proposed registration shall not count as one of the registrations provided for by this Section 2.1; and (ii) if a registration is deemed to be effected pursuant to paragraph (e) of this
Section 2.1 because a condition to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration is not satisfied due to a failure by a holder of Registrable Securities to satisfy a condition required to be satisfied by such holder pursuant to such agreement and one or more of the holders of Registrable Securities elects to pay (and shall actually have paid) all Registration Expenses relating thereto, such registration shall not count as one of the registrations provided for by this
Section 2.1.

          (i)  Company's Right to Delay Registration.  Notwith-standing the
               -------------------------------------
foregoing provisions of this Section 2.1, the Company shall not be obligated to effect a registration pursuant to this Section 2.1 within a period of one (1) year after the effective date of a registration statement previously filed as a result of a request pursuant to this Section 2.1. In addition, if the Company has issued and sold to the public, pursuant to a registration statement filed under the Securities Act, any of its securities within three (3) months prior to the date of its receipt of a request for registration pursuant to this Section
2.1 and the Company's investment banker has advised the Company in writing that the registration of Registrable Securities would adversely affect the market for the Common Stock, the Company shall have the right to delay the requested registration of Registrable Securities for such period as the investment banker may so advise, but no more than one hundred twenty (120) days after the date on which such request was made.

          (j)  Initial Public Offering.  Notwithstanding the other provisions of
               -----------------------
this Agreement, except as set forth in this paragraph (j), the Company shall not be required to effect a registration under this Section 2.1 if a distribution of shares of any class of the Company's equity securities in the United States has not previously been effected pursuant to a registration statement filed and declared effective under the Securities Act; any such registration required to be effected pursuant to this paragraph (j) is herein referred to as an "Initial Public Offering." On or after March 31, 1996, the holder or holders of ten percent (10%) or more of the Registrable Securities shall have the right to request an Initial Public Offering under the demand registration provisions of this Section 2.1 whereupon the Company shall be required to use its best efforts to effect such registration in accordance with this Section 2.1.

     2.2   Incidental Registration.  (a) Right to Include Registrable
           -----------------------       ----------------------------
Securities. If the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-8 or Form S-4 or any successor or similar form and other than pursuant to Section 2.1 of this Agreement), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2.2. Upon the written request of any such holder made within fifteen (15) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act in connection with a sale of such shares in the United States of all Registrable Securities which the Company has been so requested to register by the holders of Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason, after consultation with the holders of Registrable Securities which have requested inclusion in such registration, not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2.1 above, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section
2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1 above. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

          (b)  Priority in Incidental Registrations.  If (i) a registration
               ------------------------------------
pursuant to this Section 2.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed by or through, at the discretion of the Company, either Dillon, Read & Co. Inc. or another underwriter of national reputation, under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities so requested to be registered for sale for the account of holders of Registrable Securities are not also to be included in such underwritten offering (because the Company has not been requested so to include such Registrable Securities pursuant to Section 2.4(b) below), and (iii) the managing underwriter of such underwritten offering shall inform the Company and the holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company shall include in such registration only securities proposed to be sold by the Company for its own account and Registrable Securities. If the registration was initiated by the Company without a requested registration having been initiated within the prior one hundred twenty (120) day period, the Company may include all securities proposed by the Company to be sold for its own account and may decrease the number of Registrable Securities so proposed to be sold and so requested to be included in such registration (pro rata on the basis of the percentage of the securities of the Company, by number of shares, requested to be included in the registration by the holders of such Registrable Securities) to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter. If, however, the registration was initiated by the Company within one hundred twenty (120) days of a requested registration and is in response thereto or in lieu thereof, then the Company shall include in the registration all Registrable Securities requested to be included in such registration and shall decrease the number of securities proposed to be sold by the Company and to be included in such registration to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter.

     2.3  Registration Procedures.  If and whenever the Company is required to
          -----------------------
use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1 or 2.2 above, the Company will, as expeditiously as possible:

               (i) prepare and (as soon thereafter as possible or in any event no later than seventy-five (75) days after the end of the period within which requests for registration may be given to the Company or such longer period as the Company shall in good faith require to produce the financial statements required in connection with such registration) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective, provided that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a) above, its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

              (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement but in no event for a period which would exceed one hundred twenty (120) days from the date on which the registration statement became effective;

             (iii) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

              (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to either qualify generally to do business as a foreign corporation, or subject itself to taxation in any jurisdiction wherein it would not, but for the requirements of this clause (iv), be obligated to be so qualified or subject to taxation or to consent to general service of process in any such jurisdiction or to any material restrictions on the conduct of its business, or any restrictions on payments to any of its stockholders;

               (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other United States governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

              (vi) furnish to each seller of Registrable Securities a copy of each of the following, if any, addressed to the underwriters:

                       (A) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) reasonably satisfactory in form and substance to such seller, and

                       (B) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller or such holder (or the underwriters, if any) may reasonably request;

             (vii) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or holder promptly prepare and furnish to such seller or holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary (and a post-effective amendment to such registration statement as may be necessary in connection therewith) so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

            (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, a historical earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month of the first full fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules or regulations thereunder;

              (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

               (x) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Common Stock is then listed.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

     Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vii) of this Section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause
(vii) of this Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     2.4  Underwritten Offerings.  (a)  Requested Underwritten Offerings.  If
          ----------------------        --------------------------------
requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 2.1 above, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.6 below. The holders of the Registrable Securities will reasonably cooperate with the Company in the negotiation of the underwriting agreement, provided that nothing herein contained shall diminish the foregoing obligations of the Company. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and any necessary or appropriate custody agreements and execute appropriate powers of attorney, and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

          (b)  Incidental Underwritten Offerings.  If the Company at any time
               ---------------------------------
proposes to register any of its securities under the Securities Act, as contemplated by Section 2.2 above, and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in said Section 2.2 and subject to the provisions of this Section 2.4(b), arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. In the event that the managing underwriter of any underwritten offering shall inform the Company and the holders of the Registrable Securities requesting the inclusion of their securities in such offering by letter of its belief that the number of securities requested to be sold in such offering exceeds the number which can be sold in such offering, then the Company shall include in such offering only securities proposed to be sold by the Company for its own account and Registrable Securities. If the registration was initiated by the Company without a requested registration having been initiated within the prior one hundred twenty (120) day period, the Company may include in such offering all securities proposed by the Company to be sold for its own account and may decrease the number of Registrable Securities so proposed to be sold and so requested to be included in such offering (pro rata on the basis of the percentage of the securities, by number of shares, of the Company requested to be included in the offering by the holders of such Registrable Securities) to the extent necessary to reduce the number of securities to be included in such offering to the level recommended by the managing underwriter. If, however, the registration was initiated by the Company within one hundred twenty (120) days of a requested registration and is in response thereto or in lieu thereof, then the Company shall include in the registration all Registrable Securities requested to be included in such registration and shall decrease the number of securities proposed to be sold by the Company and to be included in such registration to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and any necessary or appropriate custody agreements and execute appropriate powers of attorney, and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

     2.5  Preparation; Reasonable Investigation.  In connection with the
          -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, the underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     2.6  Indemnification.  (a)  Indemnification by the Company.  In the event
          ---------------        ------------------------------
of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer, underwriter and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling Person and shall survive the transfer of such securities by such seller and the termination or expiration of this Agreement.

          (b)  Indemnification by the Sellers.  The Company may require, as a
               ------------------------------
condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.3 above, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subparagraph (a) of this Section 2.6) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller and the termination or expiration of this Agreement.

          (c)  Notices of Claims and Procedures.  Promptly after receipt by an
               --------------------------------
indemnified Person of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subparagraphs of this Section 2.6, such indemnified Person will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified Person to give notice as provided herein shall not relieve the indemnifying party of his, her or its obligations under the preceding subparagraphs of this Section 2.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified Person, unless in such indemnified Person's reasonable judgment a conflict of interest between such indemnified Person and such indemnifying party may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified Person, and after notice from the indemnifying party to such indemnified Person of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified Person for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified Person, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified Person of a release from all liability in respect to such claim or litigation and otherwise in form and substance reasonably satisfactory to the indemnified Person.

          (d)  Indemnification Payments.  The indemnification required by this
               ------------------------
Section 2.6 shall be made by prompt payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     2.7  Adjustments Affecting Registrable Securities.  The Company will not
          --------------------------------------------
effect or permit to occur any combination or subdivision of shares which would materially adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in any registration of its securities contemplated by this Section 2 or the marketability of such Registrable Securities under any such registration.

     3.   Rules 144 and 144A.  If a registration statement pursuant to the
          ------------------
requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act has been filed with respect to the Company's securities, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, the Company will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rules 144 and 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

     4.   Amendments and Waivers.  This Agreement may be amended and the
          ----------------------
Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of eighty percent (80%) or more of the Registrable Securities at the time outstanding. Each holder of Registrable Securities at the time or thereafter outstanding shall be bound by a consent authorized by this Section 4, whether or not such Registrable Securities shall have been marked to indicate such consent.

     5.   Nominees for Beneficial Owners.  In the event that any Registrable
          ------------------------------
Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at his, her or its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

     6.   Notices.  All notices and other communications required or permitted
          -------
hereunder shall be in writing, and shall be deemed to have been delivered on the date delivered by hand, telegram, facsimile or by similar means, on the third
(3rd) day following the day when sent by recognized courier or overnight delivery service (fees prepaid), or on the fifth (5th) day following the day when deposited in the mail, registered or certified (postage prepaid), addressed
(a) if to Stockholders, to the attention of each Person at the address set forth in the stock records of the Company or such address, or to the attention of such other Person or Persons, as a Stockholder shall have furnished to the Company in writing, or (b) if to the Company, Edificio Plaza Bancomer, Calle 50, Apartado 6307, Panama 5, Republic of Panama, with a copy to John N. Hove, Esq., Suite 200, 2431 East 61st Street, Tulsa, Oklahoma 74136, U.S.A., or such other address, or to the attention of such other Person or Persons, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding; provided, however, that any such communication to the Company may also, at the option of Stockholders, be delivered to any officer of the Company.

     7.   Assignment.  This Agreement shall be binding upon and inure to the
          ----------
benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of Stockholders shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities who has executed a copy of this Agreement or otherwise indicated its agreement to be bound hereby, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights or take certain actions contained herein. The Company acknowledges that Yorktown, Concord, and Concord Japan may, at any time, transfer any of the Registrable Securities which they may own, beneficially or of record, to (a) their Affiliates, or (b) their partner(s), investor(s), security holder(s) or beneficial holder(s) pursuant to their organization documents or other agreements, and that, upon the consummation of any such transfer, the provisions of this Agreement shall be binding upon and inure to the benefit of each transferee of such Registrable Securities.

     8.   Descriptive Headings.  The descriptive headings of the several
          --------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     9.   Governing Law.  This Agreement shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, U.S.A., without regard to principles of conflicts of laws.

     10.  Counterparts.  This Agreement may be executed simultaneously in any
          ------------
number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     11.  Termination.  This Agreement shall terminate only (a) upon unanimous
          -----------
written consent of the Company and the Stockholders, or (b) on April 10, 1992, if the Effective Date has not occurred on or before such date.

     12.  Other Registration Rights.  The Company shall not at any time grant
          -------------------------
registration rights to any holder of shares of the Company's Preferred or Common Stock (other than the rights granted to the Stockholders under this Agreement) which are equal to or more favorable to such holders than the rights set forth in this Agreement.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement, or have caused this Agreement to be executed and delivered by their respective duly authorized officers, on the date first above written.

YORKTOWN ENERGY PARTNERS, L.P.

By:  DR Associates III, L.P.,
     its General Partner

     By: Dillon, Read & Co. Inc., its
         General Partner

     By: /s/ Peter A. Leidel
         --------------------------------
         Name:   Peter A. Leidel
                -------------------------
         Title:  Vice President
                -------------------------




CONCORD PARTNERS II, L.P.

By:  Venture Associates II, L.P., its
     General Partner

     By: Dillon, Read, Inc.,
         its General Partner

     By:  /s/ Peter A. Leidel
          -------------------------------
        Name:   Peter A. Leidel
               --------------------------
        Title:  Attorney-in-Fact
               --------------------------


CONCORD PARTNERS JAPAN LIMITED


By:  /s/ Peter A. Leidel
     ------------------------------------
     Name:   Peter A. Leidel
            -----------------------------
     Title:  Attorney-in-Fact


LEXINGTON PARTNERS IV, L.P.

By:  DRMC Inc., its General Partner

     By: /s/ Peter A. Leidel
         --------------------------------
         Name:   Peter A. Leidel
                -------------------------
         Title:  Attorney-in-Fact
                -------------------------

WILLBROS ACQUISITION CORP.

By:  /s/ Larry J. Bump
     ------------------------------------
     Larry J. Bump
     President

HEEREMA HOLDING CONSTRUCTION, INC.

By:  /s/ Pieter H. Heerema
     ------------------------------------
     Name:   Pieter H. Heerema
            -----------------------------
     Title:  President
            -----------------------------

/s/ Larry J. Bump
- -----------------------------------------
    Larry J. Bump, as Trustee of
     the Larry J. Bump Trust dated
     April 24, 1991, as amended or
     restated

/s/ Melvin F. Spreitzer
- -----------------------------------------
Melvin F. Spreitzer, as Trustee
 of the Melvin F. Spreitzer
 Revocable Trust dated
 September 20, 1989, as
 amended or restated


/s/ John N. Hove
- -----------------------------------------
John N. Hove

BROWN UNIVERSITY THIRD CENTURY
FUND

By: /s/ Peter A. Liedel
    --------------------------
    Name:  Peter A. Liedel
          --------------------
    Title:  Attorney-in-Fact
          --------------------

Charles A. Ballard*
John P. Birkelund*
Charles P. Durkin, Jr.*
Peter M. Flanigan*
Gerald Greenwald*
Franklin W. Hobbs, IV*
Bryan H. Lawrence*
John H. Mullin, III*
Robert A. Pilkington*
H. C. Bowen Smith*
Wayne D. Thornbrough*
Edward B. Whitney*
George A. Wiegers*
Richard C. Yancey*
Douglas A. Darby*
Glenn D. Hall*
W. Howard Keenan, Jr.*
James F. Reilly*
Bret E. Russell*
Stuart L. Sindell*
James D. Treco*

*By: DILLON, READ & CO. INC.,
     as Agent


     By:  /s/ Peter A. Leidel
         -------------------------
         Name:   Peter A. Leidel
                ------------------
         Title:  Vice President
                ------------------

Monica Mary Bagguley**
Gordon D. M. Bishop**
Gary L. Bracken, as Trustee of
 the Gary L. Bracken Trust
 dated April 24, 1987, as
 amended or restated**
Vincent E. Butler, as Trustee
 of the Vincent E. Butler
 Revocable Trust dated May 4,
 1982, as amended or
 restated**
James E. Dittus, as Trustee of
 the James E. Dittus Revocable
 Trust dated February 20,
 1987, as amended or
 restated**
J. F. Furrh, Jr.**
Joel M. Gall**
Bank of Oklahoma, N.A., as
 Trustee for the John N. Hove
 Individual Retirement Account
 dated January 24, 1991**
David L. Kavanaugh**
Bobby S. Moseley**
M. Kieth Phillips, as Trustee
 of the M. Kieth Phillips
 Revocable Trust dated
 July 17, 1987, as amended
 or restated**
Abdel Latif Abdel Razek**
Gerald J. Riga**
B. L. Smith**
William George Spencer**
R. L. Walker**
Arthur J. West**
Neil J. White**
A. P. Wright**

**By: /s/ Robert A. Curry
     ----------------------------
  Name:    Robert A. Curry
         ------------------------
  Title: Attorney-in-Fact

                                                                      SCHEDULE A
                                                                      ----------
                             REGISTRABLE SECURITIES
                             ----------------------

                                            No. of     No. of
                                           Shares of  Shares of  No. of
                                            Common    Preferred  Warrant
  Stockholder                                Stock      Stock    Shares
- ---------------                            ---------  ---------  -------

Heerema Holding Construction, Inc.             -0-     160,000    5,484

Dillon Read Stockholders:
  Yorktown Energy Partners, L.P.               -0-     107,530    3,691
  Concord Partners II, L.P.                    -0-      21,000      720
  Concord Partners Japan Limited               -0-       3,100      108
  Lexington Partners IV, L.P.                  -0-         160        5
  Brown University Third Century Fund          -0-       3,900      132
  Dillon, Read & Co. Inc. as Agent for:        -0-       4,310      161
   Charles A. Ballard
   John P. Birkelund
   Charles P. Durkin, Jr.
   Peter M. Flanigan
   Gerald Greenwald
   Franklin W. Hobbs, IV
   Bryan H. Lawrence
   John H. Mullin, III
   Robert A. Pilkington
   H. C. Bowen Smith
   Wayne D. Thornbrough
   Edward B. Whitney
   George A. Wiegers
   Richard C. Yancey
   Douglas A. Darby
   Glenn D. Hall
   W. Howard Keenan, Jr.
   James F. Reilly
   Bret E. Russell
   Stuart L. Sindell
   James D. Treco

Management Stockholders:
 Monica Mary Bagguley                          250         250      -0-
 Gordon D. M. Bishop                         1,500       1,500      -0-
 Gary L. Bracken, as Trustee                 3,500       3,500      120
   of the Gary L. Bracken Trust
   dated April 24, 1987, as
   amended or restated
 Larry J. Bump, as Trustee                  14,000      14,000      936
  of the Larry J. Bump Trust
  dated April 24, 1991, as
  amended or restated

Vincent E. Butler, as Trustee       1,000    1,000      36
 of the Vincent E. Butler
 Revocable Trust dated May 4,
 1982, as amended or restated
James E. Dittus, as Trustee of      1,000    1,000      36
 the James E. Dittus Revocable
 Trust dated February 20,
 1987, as amended or restated
J. F. Furrh, Jr.                    1,000    1,000     -0-
Joel M. Gall                        1,500    1,500     -0-
John N. Hove                        1,500      -0-      12
Bank of Oklahoma, N.A., as            -0-    1,500      12
 Trustee for the John N. Hove
 Individual Retirement Account
 dated January 24, 1991
David L. Kavanaugh                  1,500    1,500     -0-
Bobby S. Moseley                    2,000    2,000      36
M. Kieth Phillips, as Trustee       3,500    3,500      60
 of the M. Kieth Phillips
 Revocable Trust dated July 17,
 1987, as amended or restated
Abdel Latif Abdel Razek             1,000    1,000      12
Gerald J. Riga                      3,000    3,000     120
B. L. Smith                         2,000    2,000     -0-
William George Spencer              1,000    1,000     -0-
Melvin F. Spreitzer, as Trustee     3,500    3,500     120
 of the Melvin F. Spreitzer
 Revocable Trust dated
 September 20, 1989, as
 amended or restated
R. L. Walker                        1,250    1,250      24
Arthur J. West                      2,500    2,500     120
Neil J. White                       1,000    1,000     -0-
A. P. Wright                        2,500    2,500      72
                                   ------  -------  ------
 Total                             50,000  350,000  12,000
                                   ======  =======  ======

                                      A-2